WARRANT

                  To Subscribe for and Purchase Common Stock of

                                 ULTRA PAC, INC.


         THIS CERTIFIES THAT, for value received, Norwest Bank Minnesota, National Association (herein called "Purchaser") or registered assigns is entitled to subscribe for and purchase from Ultra Pac, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including June 21, 2006 Eighty Thousand (80,000) fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below). The warrants represented by this Warrant Certificate are referred to as the "Warrants" and have been issued in connection with the Credit and Security Agreement between the Company and the Purchaser dated June 21, 1996.

         The warrant purchase price (subject to adjustment as noted below) shall be $3.00 per share.

         The Warrants are subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant Certificate may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant Certificate (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant Certificate shall have been so exercised, and, unless the Warrants represented by this Warrant Certificate have expired, a new Warrant Certificate representing the number of shares, if any, with respect to which the Warrants represented by this Warrant Certificate shall not then have been exercised shall also be delivered to the holder hereof within such time.

         2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of the Warrants represented by this Warrant Certificate except in accordance with the provisions, and subject to the limitations, of paragraph 8 hereof and the restrictive legend under the heading "Restriction on Transfer" below.

         3. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant Certificate, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant Certificate.

         4. The above provisions are, however, subject to the following:

         (a) The warrant purchase price shall, from and after the date of issuance of the Warrants represented by this Warrant Certificate, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant Certificate shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant to the Warrants represented by this Warrant Certificate immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

         (b) Except for (i) the issuance of shares of Common Stock to employees or consultants of the Company, whether pursuant to benefit plans adopted by the Company or written agreements entered into by the Company, (ii) the issuance of options to purchase Common Stock to employees and consultants of the Company, whether pursuant to benefit plans adopted by the Company or written agreements entered into by the Company and the issuance of shares of Common Stock upon exercise of such options (provided that the aggregate number of shares thus awarded and covered by unexercised options and thus issued pursuant to such options (not including options outstanding as of the date hereof) shall not be in excess of 5% of the shares of Common Stock outstanding), if and whenever the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the warrant purchase price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing warrant purchase price, and (2) the consideration, if any, received by the Company upon such issue or sale, by (B) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock thus issued or sold.

         No adjustment of the warrant purchase price, however, shall be made in an amount less than 2% of the warrant purchase price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 4% of the warrant purchase price then in effect.

         (c) For the purposes of paragraph (b), the following provisions (i) to
(v), inclusive, shall also be applicable:

                  (i) In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (aa) Common Stock or (bb) any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (aa) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) In case the Company shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing
         (aa) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (x) except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the warrant purchase price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the warrant purchase price shall be made by reason of such issue or sale.

                  (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deducting therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants represented by this Warrant Certificate immediately prior to such merger, conversion or sale, for purposes of paragraph (g) below, shall be made after giving effect to such adjustment of the warrant purchase price.

                  (iv) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (aa) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (bb) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                  (v) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (c).

         (d) In case the Company shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in paragraph
(e) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the holder of this Warrant Certificate, upon the exercise hereof, will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of dividends or distributions if continuously since such holder became the record holder of this Warrant Certificate such holder (i) had been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Company.

         (e) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

         (f) If (i) the purchase price provided for in any right or option referred to in clause (i) of paragraph (c), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause
(ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price then in effect shall forthwith be increased or decreased to such warrant purchase price which would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be increased to such warrant purchase price which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the warrant purchase price then in effect hereunder shall forthwith be decreased to such warrant purchase price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

         (g) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant Certificate and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of the Warrants represented by this Warrant Certificate to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of the Warrants represented by this Warrant Certificate) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

         (h) Upon each adjustment of the warrant purchase price and upon each change in the number of shares of Common Stock issuable upon the exercise of the Warrants represented by this Warrant Certificate, and in the event of any change in the rights of the holder of the Warrants represented by this Warrant Certificate by reason of other events herein set forth, then in each such case the Company shall file with its secretary or assistant secretary at its principal office an officers' certificate setting forth the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such warrant purchase price upon the exercise of the Warrants represented by this Warrant Certificate, and setting forth in reasonable detail the method of calculation used and the facts upon which such calculation is based.

         (1) Each such officers' certificate shall be made available at all reasonable times for inspection by the registered holder of this Warrant Certificate, and the Company, after each such adjustment, shall forthwith send a copy of such officers' certificate to the last known address of the registered holder of this Warrant Certificate. Except as set forth in subpart (3) of this paragraph, such officers' certificate shall be conclusive as to the correctness of such adjustment, unless objected to by the holder of the Warrants represented by this Warrant Certificate within 30 days following the receipt thereof by such holder.

         (2) If the holder of the Warrants represented by this Warrant Certificate objects to such adjustment and the holder and the Company are unable to mutually agree as to the correct warrant purchase price or the correct number of shares issuable upon exercise of the Warrants represented by this Warrant Certificate, the Board of Directors shall appoint a firm of independent certified public accountants of recognized standing, which may be the firm regularly retained by the Company, to prepare a certificate stating the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such warrant purchase price upon exercise of the Warrants represented by this Warrant Certificate, and setting forth in reasonable detail the method of calculation used and the facts upon which such calculation is based. The Company shall promptly, but in any case within 45 days of receipt of the objection, mail a copy of such accountant's certificate to the holder of this Warrant Certificate, by first class mail, postage prepaid, addressed to the holder at the address of such holder as shown on the books of the Company. Except as set forth in subpart (3) of this paragraph, the certificate of such firm of independent public accountants shall be conclusive evidence as to the correctness of the computation with respect to any such adjustment of the warrant purchase price and any such change in the number of shares so issuable.

         (3) If any officers' certificate is not prepared, filed and sent within 30 days of the adjustment or other event, or if such accountant's certificate is not sent within 45 days of the date of objection, then such certificate shall not be entitled to any presumption of correctness.

         (i)      In case any time:

                  (1) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

                  (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                  (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant Certificate at the address of such holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or
(bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

         (j) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of the Warrants represented by this Warrant Certificate or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

         (k) No fractional shares of Common Stock shall be issued upon the exercise of the Warrants represented by this Warrant Certificate, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market price" for purposes of this paragraph 4(k) and for purposes of paragraph 12(d) hereof shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ National Market System, the closing price of the Common Stock on such exchange or the NASDAQ National Market System, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market System, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within l5 days of the date as of which the determination is to be made.

         5. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to the Warrants represented by this Warrant Certificate shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant Certificate or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(g) above.

         6. So long as the Warrants represented by this Warrant Certificate remain outstanding, the Company will not issue any additional capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par, liquidation or redemption value in respect of participation in dividends and in the distribution of such assets.

         7. This Warrant Certificate shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         8. The holder of this Warrant Certificate, by acceptance hereof, represents and acknowledges that the Warrants represented by this Warrant Certificate and the shares which may be purchased upon exercise of the Warrants represented by this Warrant Certificate are not being registered under the Securities Act of 1933, as amended (the "Securities Act") on the grounds that the issuance of the Warrants represented by this Warrant Certificate and the offering and sale of such shares are exempt from registration under Section 4(2) of the Securities Act as not involving any public offering. Notwithstanding any provisions contained in this Warrant Certificate to the contrary, neither the Warrants represented by this Warrant Certificate nor the shares issuable or issued upon exercise of the Warrants represented by this Warrant Certificate shall be transferable or assignable except upon the conditions specified in this paragraph 8, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of the Warrants represented by this Warrant Certificate or such shares. The holder of this Warrant Certificate agrees to give written notice to the Company before transferring the Warrants represented by this Warrant Certificate or transferring any Common Stock issuable or issued upon the exercise thereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of the Warrants represented by this Warrant Certificate or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise thereof. Such holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of the Warrants represented by this Warrant Certificate or disposition of shares may be effected without registration or qualification (under any Federal or State law) of the Warrants represented by this Warrant Certificate or the shares of Common Stock issuable or issued upon the exercise thereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer the Warrants represented by this Warrant Certificate, or to exercise the Warrants represented by this Warrant Certificate in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of the Warrants represented by this Warrant Certificate, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant Certificate or the certificates for such shares.

         9. Subject to the provisions of paragraph 8 hereof, the Warrants represented by this Warrant Certificate and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant Certificate properly endorsed. Each taker and holder of the Warrants represented by this Warrant Certificate, by taking or holding the same, consents and agrees that the Company may deem and treat the registered holder of this Warrant Certificate as the holder and owner hereof (notwithstanding any notations of ownership or assignment or any writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant Certificate for transfer as provided herein and then only if such transfer meets the requirements of paragraph 8 hereof.

         10. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrant Certificates of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrant Certificates to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate.

         11. The holder of the Warrants represented by this Warrant Certificate and of the Common Stock issuable or issued upon the exercise thereof shall be entitled to the registration rights set forth in Annex A hereto.

         12. (a) In addition to and without limiting the rights of the holder of the Warrants represented by this Warrant Certificate under the terms of the Warrants represented by this Warrant Certificate, the holder of the Warrants represented by this Warrant Certificate shall have the right (the "Conversion Right") to convert the Warrants represented by this Warrant Certificate or any portion thereof into shares of Common Stock as provided in this paragraph 12 at any time or from time to time prior to their expiration, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrants represented by this Warrant Certificate (the "Converted Warrant Shares"), the Company shall deliver to the holder of the Warrants represented by this Warrant Certificate, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 12 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of the Warrants represented by this Warrant Certificate an amount in cash equal to the fair market value of the resulting fractional share.

         (b) The Conversion Right may be exercised by the holder of the Warrants represented by this Warrant Certificate by the surrender of this Warrant Certificate at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to the Warrants represented by this Warrant Certificate which are being surrendered (referred to in paragraph
(a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant Certificate together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of the Warrants represented by this Warrant Certificate. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant certificate evidencing the shares remaining subject to the Warrants represented by this Warrant Certificate, shall be issued as of the Conversion Date and shall be delivered to the holder of the Warrants represented by this Warrant Certificate within 15 days following the Conversion Date.

         (c) In the event the Conversion Right would, at any time the Warrants represented by this Warrant Certificate remain outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, the Company may give written notice of such adverse accounting treatment and the Conversion Right shall automatically terminate on the 15th day after the Company's written notice to the holder of the Warrants represented by this Warrant Certificate, provided that the Company may give such notice only if, at any time within 30 days prior to the giving of such notice, the fair market value (as defined in paragraph (d) below) of a share of Common Stock was at least 250% of the warrant purchase price. Any such notice shall be given by first-class mail, postage prepaid, addressed to the registered holder of this Warrant Certificate at the address of such holder as shown on the books of the Company.

         (d) For purposes of this paragraph 12, the "fair market value" of a share of Common Stock as of a particular date shall be its "market price", calculated as described in paragraph 4(k) hereof.

         13. All questions concerning the Warrants represented by this Warrant Certificate will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota. This Warrant Certificate (including Annex A hereto) may be amended only in a writing executed by the holder of the Warrants represented by this Warrant Certificate and the Company.

         14. The Company covenants and agrees that, during such time as the holder of this Warrant Certificate or any person or entity controlling, controlled by, or under common control with, the holder of this Warrant Certificate is providing financing to the Company and such indebtedness is not subordinated to any other financing of the Company, it will not issue any warrants or options for the purchase of capital stock of the Company which contain provisions that (i) require the Company to purchase the warrant or option from the holder thereof at the option of the holder, or (ii) permit the Company to purchase the warrant or option from the holder thereof at the option of the Company, or (iii) result in the payment of cash or other consideration by the Company to the holder of the warrant or option.

         15. Any notice or other document required or permitted to be given or delivered to the holder of the Warrants represented by this Warrant Certificate shall be delivered or sent by certified or registered mail to such holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrant Certificates. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company at 21925 Industrial Blvd., Rogers, Minnesota, 55374, Attention: President, and to Larkin, Hoffman, Daly & Lindgren, Ltd., 1500 Norwest Financial Center, 7900 Xerxes Avenue South, Bloomington, Minnesota 55431, Attention:
Frank I. Harvey, or such other address as shall have been furnished to the holder by the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer and this Warrant Certificate to be dated as of June 21, 1996.

                                  ULTRA PAC, INC.



                                  By /s/ Brad C. Yopp
                                       Its CFO



                             RESTRICTION ON TRANSFER

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES, NOR ANY PORTION THEREOF OR INTEREST THEREIN, MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAW, UNLESS THE COMPANY SHALL RECEIVE AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY (OR THE COMPANY IS OTHERWISE SATISFIED), THAT THERE EXISTS AN EXEMPTION FROM SUCH REGISTRATION."